UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09373
Oppenheimer Senior Floating Rate Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  July 31
Date of reporting period:  07/31/2009

Item 1.  Reports to Stockholders.

July 31, 2009

Oppenheimer

Senior Floating Rate Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

"With short-term interest rates at historical lows, income-oriented investors recently have flocked to the competitive yields provided by senior bank loans."

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Credit Allocation

BBB	1.3%
BB	31.0
B	44.9
CCC	9.4
C	0.7
D	4.3
Other Securities	8.4
Allocations are subject to change. Percentages are as of July 31, 2009, and are dollar-weighted based on the total market value of investments. Securities rated by any rating organization are included in the equivalent S&P rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category. Securities not rated represent 9.9% of the total market value of investments.

Top Ten Corporate Loan Industries

Media	20.6%
Health Care Providers & Services	9.5
Commercial Services & Supplies	6.9
Electric Utilities	6.4
Aerospace & Defense	5.1
Diversified Telecommunication Services	4.2
Hotels, Restaurants & Leisure	4.1
Oil, Gas & Consumable Fuels	3.9
Chemicals	3.2
Auto Components	3.0
Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2009, and are based on net assets.
9 | OPPENHEIMER SENIOR FLOATING RATE FUND

TOP HOLDINGS AND ALLOCATIONS

Top Five Holdings by Issuers

Charter Communications Holdings LLC	3.1%
IPC Systems, Inc.	1.7
Las Vegas Sands Corp.	1.7
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC	1.6
Ford Motor Co.	1.5
Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2009, and are based on the total market value of corporate loans. For more current information on Fund holdings, please visit www.oppenheimerfunds.com
10 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2009.
Management’s Discussion of Fund Performance. For the 12-month period ended July 31, 2009, the Fund’s Class A shares (without sales charge) returned -4.89%, versus the Credit Suisse Leveraged Loan Index, which returned -3.07%. The Fund’s Class A shares (without sales charge) fared well in Lipper Inc.’s Loan Participation Funds category, finishing #2 out of 46 funds ranked, or in the top 5th percentile.1
     The Fund suffered over the final months of 2008 as a global banking crisis and a deep recession took their toll on the financial markets. As market conditions deteriorated, investors became more risk-averse, fleeing riskier asset classes in favor of traditional safe havens such as U.S. Treasury securities. However, beginning in March 2009 through the end of the reporting period, market conditions improved markedly as credit markets stabilized and investors began to anticipate a global economic recovery. Renewed risk appetites, rising demand for higher-yielding investments and a reduced supply of leveraged loans helped support a sustained rally that offset most, but not all, of the reporting period’s previous losses.
     The Fund received positive contributions to performance from an overweight position in the energy sector, where a number of borrowers benefited from rebounding commodity prices over the reporting period’s second half. In addition, the Fund’s loan selection strategy produced above-average results in the paper & forest products and chemicals industry groups by avoiding some of the weaker borrowers and focusing on stronger companies. The Fund’s results in the services sector were undermined by company-specific issues.
     As of the reporting period’s end, we have maintained the Fund’s generally defensive investment posture. We have identified a number of opportunities meeting our loan selection criteria in the traditionally defensive energy, aerospace, cable television and wireline telephone subsectors. We have found relatively few opportunities in the economically-sensitive retail, consumer products, housing and building materials areas. In our view, the Fund’s current composition positions it well for a market environment characterized by ongoing economic weakness and rising default rates. Of course, we are prepared to adjust our strategies as market conditions change.

1.	Lipper Inc., 7/31/09. Lipper ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 7/31/09, without considering sales charges. Different share classes may have different expenses and performance characteristics. Past performance is no guarantee of future results.
11 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Fund’s investment advisor had previously voluntarily undertaken to waive 0.10% of its management fee. Effective December 1, 2008, that waiver was withdrawn. Without that waiver, Fund performance would have been lower. Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing. The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings or industry sectors does not constitute a recommendation by OppenheimerFunds, Inc.
Oppenheimer Senior Floating Rate Fund is a continuously offered closed-end fund whose shares are not listed on any stock exchange or national quotation service. The Fund’s shares are not redeemable for cash daily but the Fund seeks to provide a degree of liquidity to shareholders by making quarterly offers to repurchase a portion of the Fund’s shares. However, there can be no assurance that the Fund will be able to repurchase all shares tendered in a particular repurchase offer. Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. Shares of the Fund will fluctuate and the Fund is not a money market fund.
Class A shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.
Class B shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class B total returns are shown net of the applicable early withdrawal charge of 3% (first year), 2%
12 | OPPENHEIMER SENIOR FLOATING RATE FUND

(second year) 1.5% (third and fourth years) and 1% (fifth year). Because Class B shares convert to Class A shares 72 months after purchase, Class B returns for the life of the class do not include any early withdrawal charges and use Class A performance for the period after conversion. Class B shares are subject to an annual 0.50% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class C shares are shown net of the applicable 1% early withdrawal charge for the one-year period. Class C shares are subject to an annual 0.50%
asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 11/28/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
13 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire
6-month period ended July 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions
14 | OPPENHEIMER SENIOR FLOATING RATE FUND

described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2009	July 31, 2009	July 31, 2009

Actual
Class A	$1,000.00	$1,263.10	$11.27
Class B	1,000.00	1,259.10	14.99
Class C	1,000.00	1,261.90	13.98
Class Y	1,000.00	1,263.50	9.63

Hypothetical (5% return before expenses)
Class A	1,000.00	1,014.88	10.04
Class B	1,000.00	1,011.60	13.35
Class C	1,000.00	1,012.50	12.45
Class Y	1,000.00	1,016.31	8.58
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended July 31, 2009 are as follows:

Class	Expense Ratios

Class A	2.00%
Class B	2.66
Class C	2.48
Class Y	1.71
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
15 | OPPENHEIMER SENIOR FLOATING RATE FUND

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16 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS July 31, 2009

	Principal
	Amount	Value

Corporate Loans—99.3%
Consumer Discretionary—30.8%
Auto Components—3.0%
Allison Transmission, Inc., Sr. Sec. Credit Facilities Term Loan, 3.05%-3.06%, 8/7/14[1]	$12,467,385	$10,872,595
Dana Corp., Sr. Sec. Credit Facilities Term Loan, 3.75%-7.25%, 1/31/15[1]	14,395,572	10,803,876
Federal Mogul Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2.228%-2.248%, 12/29/14[1]	15,438,031	11,694,308
Tranche C, 2.228%, 12/28/15[1]	5,357,494	4,058,301
Mark IV Industries, Inc./Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6/21/11[2]	12,055,175	3,390,518

		40,819,598

Automobiles—1.7%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 8/3/13[2]	57,752,632	866,289
Ford Motor Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.29%-3.56%, 12/16/13[1]	24,205,647	20,665,570
Oshkosh Truck Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.64%-8.137%, 12/6/13[1]	1,000,000	993,036

		22,524,895

Hotels, Restaurants & Leisure—4.1%
BLB Wembley plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7/18/11[2,3]	7,875,682	4,410,382
BLB Wembley plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7/25/13[2,3,4]	8,000,000	640,000
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.536%, 5/4/13[1]	3,027,140	2,731,994
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.552%-2.554%, 5/4/13[1]	4,007,890	3,617,120
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 3.54%, 12/31/14[1,3]	13,000,000	5,655,000
Harrah’s Operating Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 3.504%, 1/28/15[1]	1,768,129	1,421,450
Tranche B2, 3%-3.504%, 1/28/15[1]	5,304,385	4,264,350
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche B, 2.09%, 5/23/14[1]	9,584,482	7,590,910
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 1.75%-2.09%, 5/8/14[1]	3,820,181	3,025,583
MGM Mirage, Inc., Sr. Sec. Credit Facilities Term Loan, 6%, 10/3/11[1]	882,061	714,469
Quiznos Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.875%, 5/5/13[1]	7,933,634	6,049,396
Quiznos Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.348%, 11/5/13[1]	4,000,000	2,100,000
F1 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Hotels, Restaurants & Leisure Continued
Turtle Bay Resort, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9/13/10[2,3,4]	$2,207,050	$629,009
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 2.85%, 5/25/13[1]	1,203,228	1,116,996
Tranche B, 2.85%, 5/25/13[1]	2,542,038	2,359,858
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.85%, 5/25/11[1]	9,122,824	8,469,018

		54,795,535

Household Durables—0.3%
Sleep Innovations, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 3/5/15[2,3,4]	3,816,591	1,240,392
Springs Window Fashions Division, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.375%, 12/30/12[1,3]	4,366,712	3,406,036

		4,646,428

Media—20.6%
AMC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 1.785%, 1/26/13[1]	10,904,064	10,375,217
Advanstar Communications, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.848%, 5/15/14[1]	11,620,356	7,030,316
Alpha Media Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8/14/14[2,3]	15,489,573	9,293,744
American Media Operation, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.50%, 1/30/13[1]	1,000,000	801,667
CSC (Cablevision), Sr. Sec. Credit Facilities Term Loan, Tranche B2, 3.538%, 3/29/16[1]	8,967,830	8,764,448
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities Term Loan, 3.75%, 7/3/14[1]	5,000,000	4,850,000
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities Term Loan, 2.79%, 7/4/14[1]	2,500,000	2,154,168
Cequel Communications LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.809%, 5/5/14[1]	12,500,000	11,203,125
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.164%, 3/5/14[1]	15,028,886	14,074,552
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, 2.50%-6.658%, 9/1/14[1]	19,250,000	16,049,688
Charter Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche T2 Add-On, 9.123%, 3/6/14[1]	11,044,539	11,027,972
Cinram International, Inc., Sr. Sec. Credit Facilities Term Loan, 2.306%-3.016%, 5/6/11[1]	20,031,672	14,973,674
Citadel Broadcasting Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.33%-2.35%, 6/12/14[1]	25,000,000	14,187,500
FoxCo Acquisition Sub LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.131%, 7/14/15[1]	1,082,626	862,493
F2 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Media Continued
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan, 3.81%, 12/31/14[1]	$5,436,443	$3,472,528
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.26%, 8/5/12[1]	7,238,186	5,881,026
ION Media Networks, Inc., Sr. Sec. Credit Facilities Term Loan, Debtor in Possession, 0.50%-15%, 2/28/10[1]	2,970,732	3,564,878
Live Nation, Inc./SFX Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, 3.54%-3.85%, 6/21/13[1,3]	6,300,913	5,891,353
Mediacom Communications Corp./MCC Iowa LLC, Sr. Sec. Credit Facilities Term Loan, Tranche E, 6.50%, 1/3/16[1]	5,544,000	5,568,255
Mediacom LLC, Sr. Sec. Credit Facilities Term Loan, Tranche A, 1.52%, 9/30/12[1,3]	8,400,000	7,896,000
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 13.83%, 11/15/13[1]	28,250,000	14,972,500
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 3.535%, 4/8/12[1]	8,308,750	4,819,075
Tranche B, 3.535%, 4/8/12[1]	20,296,623	11,772,041
Newport Television LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.151%-8%, 9/14/16[1]	10,474,312	7,305,833
Newport Television LLC/High Plains Broadcasting Operating Co. LLC, Sr. Sec. Credit Facilities Term Loan, 7.25%, 9/14/16[1]	2,772,931	1,934,119
Paxson Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 1/15/12[2]	22,364,810	6,038,499
Penton Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.535%-2.738%, 2/1/13[1]	24,751,123	16,026,352
San Juan Cable & Construction, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.06%, 10/31/12[1]	12,871,715	11,616,723
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3/5/14[2,3]	10,465,199	2,581,419
Tribune Increment Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6/4/14[2]	4,962,375	1,914,390
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.25%-2.535%, 9/29/14[1]	8,566,762	6,937,295
Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan, 11/3/12[2]	35,499,313	17,749,657
Zuffa LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.375%, 6/18/15[1]	19,361,034	16,940,905

		278,531,412

Multiline Retail—0.7%
General Growth Properties, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 2/24/10[2]	16,402,011	9,841,206
Specialty Retail—0.3%
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities Term Loan, 2.54%, 5/28/13[1]	4,911,024	4,131,399
Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.254%, 3/5/14[1]	2,000,000	1,926,666
F3 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Consumer Staples—2.8%
Food & Staples Retailing—0.4%
Rite Aid Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche T2, 1.75%, 6/4/14[1]	$750,000	$677,813
Tranche T4, 9.50%, 6/4/15[1]	4,800,000	4,944,000

		5,621,813

Food Products—1.9%
Dole Food Co., Inc., Sr. Sec. Credit Facilities Prefunded Letter of Credit Term Loan, 8%, 4/12/13[1]	925,299	933,891
Dole Food Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 8%, 4/12/13[1]	1,844,981	1,862,113
Tranche C, 8%, 4/12/13[1]	9,835,169	9,926,498
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.059%, 4/2/14[1]	13,380,161	12,242,847

		24,965,349

Personal Products—0.5%
Levlad Natural Products Group LLC, Sr. Sec. Credit Facilities Term Loan, 7.644%, 3/8/14[1]	27,687,037	7,337,065
Energy—6.0%
Energy Equipment & Services—2.1%
Antero Resources Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.81%, 4/10/14[1]	15,000,000	12,300,000
Global Geophysical Services, Inc., Sr. Sec. Credit Facilities Term Loan, 5.348%, 12/10/14[1]	12,805,000	10,820,225
Precision Drilling Trust, Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.123%, 9/23/14[1,3]	5,425,000	5,452,125

		28,572,350

Oil, Gas & Consumable Fuels—3.9%
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 8.50%, 1/1/14[1]	11,718,162	9,198,757
Tranche B2, 9%, 7/1/10[1]	3,086,353	2,422,787
Atlas Pipeline, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 4.75%, 7/27/14[1,3]	1,500,000	1,455,000
Tranche B, 6.75%, 7/27/14[1,3]	12,184,320	11,818,790
Coleto Creek Power LP, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 3.448%, 6/28/13[1,3]	156,553	137,767
Coleto Creek Power LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.035%-3.348%, 6/28/13[1]	20,656,032	18,177,309
Pine Praire, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.79%, 12/31/13[1,3]	3,191,285	2,816,309
Pine Praire, Sr. Sec. Credit Facilities Term Loan, 2.79%, 12/31/13[1]	7,672,493	6,770,975

		52,797,694
F4 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Financials—1.4%
Capital Markets—0.9%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities Term Loan, 3%-3.504%, 11/1/14[1]	$14,159,745	$11,549,036
Insurance—0.5%
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.535%, 4/3/14[1]	10,703,131	7,251,371
Health Care—12.7%
Health Care Equipment & Supplies—1.8%
CCS Medical Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9/30/12[2]	17,860,868	8,573,217
CCS Medical Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Debtor in Possession, 11%, 11/13/09[1,3]	520,774	520,774
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.285%, 4/30/13[1]	2,891,179	2,670,727
Carestream Health, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.535%, 9/26/13[1]	5,000,000	3,332,815
dj Orthopedics, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.285%-3.598%, 10/31/14[1]	9,850,000	9,226,170

		24,323,703

Health Care Providers & Services—9.5%
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche MMM, 5.54%, 8/22/11[1]	5,140,539	4,793,553
Tranche NAMM, 5.54%, 7/27/11[1]	1,376,064	1,283,179
Tranche NAMM, 5.54%, 8/22/11[1]	763,651	712,105
Tranche PHMC, 5.54%, 8/22/11[1]	4,212,790	3,981,086
Capella Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.671%, 2/14/15[1,3]	6,320,000	6,146,200
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.535%-2.924%, 7/2/14[1]	11,374,160	10,713,037
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.535%, 7/2/14[1]	580,258	546,531
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 8/10/12[1,3]	6,798,925	6,085,038
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.75%, 2/10/13[1,3]	1,000,000	625,000
HCA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.848%, 11/18/13[1]	13,920,374	13,093,030
HEALTHSOUTH Corp., Sr. Sec. Credit Facilities Term Loan, 2.54%, 3/10/13[1]	10,556,038	10,088,554
HVHC, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.85%, 8/1/13[1,3]	4,361,593	4,099,897
F5 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Health Care Providers & Services Continued
Health Management Associates, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.348%, 2/28/14[1]	$5,745,259	$5,349,376
Healthways, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.098%, 11/15/13[1,3]	8,580,000	7,979,400
Manor Care, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.785%-2.789%, 10/18/14[1]	11,827,649	10,704,023
MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2.813%, 4/15/13[1]	3,104,070	2,960,506
Tranche C, 2.813%, 4/12/13[1]	6,166,831	5,881,615
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.285%-2.598%, 3/31/13[1]	8,438,108	8,009,174
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.285%, 3/31/14[1,3]	1,000,000	935,000
Rural/Metro Corp., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 3.81%, 3/4/11[1,3]	547,642	539,427
Rural/Metro Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.802%, 3/4/11[1,3]	4,310,391	4,245,735
SouthernCare, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 11.589%, 12/10/10[1,3]	9,939,465	7,057,020
Triumph HealthCare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.285%-3.488%, 7/28/13[1]	10,211,544	8,679,812
Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2.285%-2.598%, 1/4/12[1]	3,286,048	3,207,182
Tranche C, 2.285%, 1/4/12[1]	453,154	442,278

		128,157,758

Pharmaceuticals—1.4%
PTS Acquisition Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.535%, 4/10/14[1]	4,737,913	4,058,814
Royalty Pharma, Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.848%, 4/16/13[1]	5,717,146	5,576,007
Talecris Biotherapeutics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.42%, 12/6/13[1,3]	10,638,141	9,946,662

		19,581,483

Industrials—19.7%
Aerospace & Defense—5.1%
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.279%-3.609%, 9/30/13[1]	13,021,037	12,695,512
American Airlines, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B2, 6.50%, 12/17/10[1]	10,538,364	9,827,024
F6 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Aerospace & Defense Continued
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.379%, 2/21/13[1]	$8,207,882	$6,196,951
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.629%, 2/21/14[1,3]	5,000,000	2,312,500
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.278%-2.302%, 4/30/12[1]	7,044,904	6,194,485
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.515%, 12/30/12[1,5]	19,957,933	14,269,922
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.146%, 6/30/13[1,3,5]	8,478,779	1,875,930
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan, 2.313%, 2/3/14[1]	26,545,529	15,172,443

		68,544,767

Air Freight & Logistics—1.1%
Evergreen International Aviation, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.50%, 10/31/11[1]	22,552,688	13,832,308
Evergreen International Aviation, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 17.503%, 4/30/13[1,3,5]	3,107,448	1,110,913

		14,943,221

Building Products—0.2%
Champion Opco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.241%, 5/11/13[1,3]	2,193,750	1,047,516
Flag Luxury Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2/6/11[2,4]	3,942,354	965,877
United Subcontractors, Sr. Sec. Credit Facilities Term Loan, 6/30/15[2,3,4]	929,538	836,584

		2,849,977

Commercial Services & Supplies—6.9%
Allied Security Holdings LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.658%, 1/29/15[1]	7,964,472	8,004,294
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.293%-4.016%, 7/2/14[1]	11,014,999	10,636,360
Bright Horizons LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.397%, 5/21/15[1]	8,407,538	7,953,531
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B-2, 3.035%, 9/24/14[1]	9,334,901	7,905,495
Tranche B-3, 3.035%, 9/24/14[1]	2,426,083	2,054,588
Hertz Corp., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 2.359%, 12/21/12[1]	308,868	292,363
Hertz Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.04%-2.06%, 12/21/12[1]	1,686,904	1,596,761
F7 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Services & Supplies Continued
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%-7.75%, 6/22/13[1,3]	$10,942,841	$5,744,992
New Holdings I LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.785%-2.80%, 5/18/14[1]	8,446,185	7,833,836
Norwood Promotional Products, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 8/16/09[2]	7,341,764	22,943
Orbitz Worldwide, Inc., Sr. Sec. Credit Facilities Term Loan, 3%, 7/1/14[1]	997,462	725,654
Sabre Holdings Corp., Sr. Sec. Credit Facilities Term Loan, 2.552%-5.244%, 9/30/14[1]	8,150,000	6,591,312
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.359%, 2/21/15[1]	12,358,840	11,068,886
West Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B3, 2.375%-2.677%, 10/24/13[1]	12,989,183	13,113,660
Workflow Management, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.765%, 10/17/10[1,3,5]	15,078,884	9,537,394

		93,082,069

Electrical Equipment—0.3%
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.259%, 11/29/13[1]	6,300,000	4,679,999

Industrial Conglomerates—2.0%
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.04%, 3/31/11[1,3]	11,882,221	10,901,937
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan, 8.63%, 10/1/13[1]	25,844,475	16,798,909

		27,700,846

Machinery—2.1%
BOC Edwards, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.285%, 5/31/14[1]	15,663,992	10,181,595
Manitowoc Co., Inc. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.50%, 8/21/14[1]	8,473,709	7,704,017
Rexnord (RBS Global), Sr. Sec. Credit Facilities Term Loan, Tranche B1, 2.813%-3.063%, 7/19/13[1]	1,497,148	1,362,405
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.55%, 7/2/14[1]	11,521,179	7,834,402
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.55%, 7/2/14[1,3]	1,353,835	920,608

		28,003,027
F8 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Road & Rail—2.0%
Avis Car Rental, Sr. Sec. Credit Facilities Term Loan, 4.24%, 4/19/12[1]	$11,218,550	$10,036,598
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 4.285%-8.66%, 10/12/14[1]	26,799,246	17,084,520

		27,121,118

Information Technology—5.6%
IT Services—2.8%
Apptis, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.54%-3.85%, 12/20/12[1]	6,262,362	4,383,653
Caritor, Inc., Sr. Sec. Credit Facilities Term Loan, 2.54%, 5/17/13[1]	23,990,211	19,492,046
SunGard Data Systems, Inc., Extended Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.993%-4.599%, 2/28/16[1]	9,506,342	9,130,843
SunGard Data Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.046%-6.81%, 2/11/13[1]	3,864,272	3,671,057
Sungard Data Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.625%, 2/28/16[1]	1,300,000	1,248,650

		37,926,249

Semiconductors & Semiconductor Equipment—0.7%
Flextronics International Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.847%, 10/1/12[1]	5,984,772	5,419,959
Flextronics International Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed Draw:
Tranche A1, 2.759%, 10/1/14[1]	862,919	750,919
Tranche A2, 2.535%, 10/1/14[1]	446,571	388,609
Tranche A3, 2.535%, 10/1/14[1]	520,999	453,378
Flextronics International Ltd., Sr. Sec. Credit Facilities Term Loan, 2.552%-2.847%, 10/1/14[1]	3,002,959	2,719,556

		9,732,421

Software—2.1%
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.598%, 5/9/14[1]	11,426,189	10,612,073
Nuance Communications, Inc., Sr. Sec. Credit Facilities Incremental Term Loan, Tranche B2, 2.29%, 3/31/13[1]	2,646,309	2,510,686
Verint Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.539%, 5/9/14[1]	16,510,736	14,419,371

		27,542,130
F9 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Materials—8.2%
Chemicals—3.2%
Ashland, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.545%, 5/13/14[1]	$1,294,443	$1,319,193
Brenntag AG, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.289%, 6/30/15[1]	1,000,000	805,000
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche C-1, 2.875%, 5/5/13[1]	5,574,304	4,208,600
Tranche C-2, 2.875%, 5/5/13[1]	1,135,754	857,495
Tranche C-4, 3.313%, 5/5/13[1]	6,277,945	4,677,069
Tranche C-5, 2.875%, 5/3/13[1]	1,470,000	1,058,400
Huntsman International LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.038%, 8/16/12[1]	9,284,320	8,629,776
Lyondell Chemical Co., Sr. Sec. Credit Facilities Term Loan, Debtor in Possession, 10%, 12/15/09[1]	3,000,000	3,111,666
Lyondell Chemical Co., Sr. Sec. Credit Facilities Term Loan, Roll-Up Debtor in Possession, Tranche T1, 3.69%, 12/15/09[1]	3,498,275	2,958,956
Momentive Performance, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.563%, 12/4/13[1]	4,790,000	3,787,520
Nalco Co., Sr. Sec. Credit Facilities Term Loan, 6.50%, 5/5/16[1]	4,000,000	4,055,000
Solutia, Inc., Sr. Sec. Credit Facilities Term Loan, 7.151%, 1/23/15[1]	4,639,324	4,542,673
Univar USA OPCO, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.285%, 10/10/14[1]	3,980,187	3,592,118

		43,603,466

Containers & Packaging—2.0%
Berry Plastics Group, Inc., Sr. Sec. Credit Facilities Term Loan, 2.296%, 4/3/15[1]	4,987,245	4,252,873
Consolidated Container Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.785%, 9/28/14[1]	14,000,000	10,220,000
Consolidated Container Co., Sr. Sec. Credit Facilities Property, Plant & Equipment Term Loan, 2.535%, 3/23/14[1]	3,835,571	3,452,014
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2.563%, 10/18/11[1]	2,179,171	2,104,716
Tranche C, 6.75%, 4/5/14[1]	6,801,555	6,800,338

		26,829,941

Metals & Mining—1.7%
Aleris International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.563%, 6/30/10[1,5]	3,841,146	1,408,421
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 12/19/13[2,3]	1,890,661	148,101
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, Debtor in Possession, 0%-13%, 6/30/10[1]	10,029,030	9,935,007
F10 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Metals & Mining Continued
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, German C-1, 4.192%, 12/19/13[1,3]	$2,635,758	$1,653,938
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.938%, 1/28/10[1]	10,745,581	10,423,213

		23,568,680

Paper & Forest Products—1.3%
Abitibi-Consolidated Co. of Canada/Abitibi-Consolidated, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3/31/09[2]	11,544,068	9,090,954
Boise Paper Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 3.563%, 2/22/13[1,3]	4,000,000	3,620,000
Tranche B, 5.671%, 2/22/14[1]	2,905,279	2,891,662
Georgia-Pacific Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 2.30%-2.65%, 12/20/12[1]	1,440,494	1,393,678
Tranche C, 3.55%-3.90%, 12/23/14[1]	321,437	314,609

		17,310,903

Telecommunication Services—5.7%
Diversified Telecommunication Services—4.2%
FairPoint Communications, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 2.813%, 3/31/14[1]	3,950,000	2,942,750
Tranche B, 4.932%, 3/31/15[1]	5,857,873	4,476,393
Hawaiian Telcom Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C, 3.743%, 6/1/14[1,5]	13,101,069	8,057,157
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 2.551%-2.848%, 5/31/14[1]	28,072,005	23,299,764
ITC DeltaCom Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.598%, 7/12/13[1]	22,081,422	17,855,038

		56,631,102

Wireless Telecommunication Services—1.5%
Crown Castle, Sr. Sec. Credit Facilities Term Loan, Tranche B, 1.785%, 3/6/14[1]	3,491,071	3,324,621
MetroPCS Wireless, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.563%-3.313%, 11/4/13[1]	1,994,872	1,911,835
Telesat Canada, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.29%, 10/23/14[1]	13,454,260	12,943,725
Telesat Canada, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche B, 3.29%, 10/23/14[1]	1,557,501	1,498,400

		19,678,581

Utilities—6.4%
Electric Utilities—6.4%
BRSP LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%, 6/24/14[1]	7,300,000	6,880,250
Bosque Power Co. LLC, Sr. Sec. Credit Facilities Term Loan, 5.848%, 1/16/15[1]	14,427,674	11,999,020
F11 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Electric Utilities Continued
Kelson Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.85%, 3/8/13[1]	$12,303,954	$11,012,039
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.098%, 8/16/13[1]	11,000,000	7,568,000
Liberty Electric Power LLC, Sr. Sec. Credit Facilities Term Loan, 3.598%, 10/30/14[1]	20,531,972	18,581,435
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.305%, 2/15/15[1,5]	6,108,870	4,118,398
MACH Gen LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 2.598%, 2/22/14[1,3]	1,028,881	932,853
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC, Sr. Sec. Credit Facilities Term Loan, 4.738%, 6/24/11[1,3]	1,720,798	1,669,174
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 4.738%, 6/24/11[1,3]	155,395	150,733
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Term Loan, 4.738%, 6/24/11[1,3]	771,596	748,448
Texas Competitive Electric Holdings Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 3.785%-3.802%, 10/10/14[1]	3,690,358	2,851,957
Tranche B3, 3.785%-3.802%, 10/10/14[1]	14,779,512	11,401,004
Texas Competitive Electric Holdings Co. LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 3.762%-3.802%, 10/10/14[1]	3,249,999	2,440,886
USPF Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 2.039%, 4/11/14[1,3]	6,201,730	5,798,617

		86,152,814

Total Corporate Loans (Cost $1,648,168,629)		1,343,276,072

Loan Participations—1.5%
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC, Sr. Sec. Credit Facilities Term Loan, 4.738%, 6/24/11[1,3]	12,700,857	12,319,832
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 4.738%, 6/24/11[1,3]	1,146,939	1,112,531
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Term Loan, 4.738%, 6/24/11[1,3]	5,694,994	5,524,144
Rural/Metro Corp., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 3.81%, 3/4/11[1,3]	1,647,059	1,622,353

Total Loan Participations (Cost $21,113,841)		20,578,860
F12 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Corporate Bonds and Notes—0.5%
Cognis GmbH, 2.629% Sr. Sec. Bonds, 9/15/13[1,3]	$1,450,000	$1,203,500
LightPoint CLO Ltd. VII, 4.883% Collateralized Loan Obligations Sub. Deferrable Nts., Series 2007-7A, Cl. D, 5/15/21[1,3]	4,556,958	136,709
Wellman, Inc., 5% Cv. Nts., 1/30/19[3]	3,371,000	2,056,310
Western Refining, Inc., 10.75% Sr. Sec. Nts., 6/15/14[1,6]	4,080,000	3,774,000

Total Corporate Bonds and Notes (Cost $25,012,735)		7,170,519

	Shares

Common Stocks—0.0%
Sleep Innovations, Inc., Cl. 2[3,4]	28,602	—
Sleep Innovations, Inc., Cl. 4[3,4]	4,275	—
United Subcontractors, Inc.[3,4]	39,660	237,962
Wellman, Inc.[3,4]	3,371	—

Total Common Stocks (Cost $5,600,765)		237,962

Investment Company—9.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.42%[7,8] (Cost $125,564,811)	125,564,811	125,564,811

Total Investments, at Value (Cost $1,825,460,781)	110.6%	1,496,828,224
Liabilities in Excess of Other Assets	(10.6)	(143,570,289)

Net Assets	100.0%	$1,353,257,935

Footnotes to Statement of Investments
1.	Represents the current interest rate for a variable or increasing rate security.

2.	Issue is in default. See Note 1 of accompanying Notes.

3.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2009 was $184,727,058, which represents 13.65% of the Fund’s net assets. See Note 6 of accompanying Notes.

4.	Non-income producing security.

5.	Interest or dividend is paid-in-kind, when applicable.

6.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,774,000 or 0.28% of the Fund’s net assets as of July 31, 2009.
F13 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
7.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	July 31, 2008	Additions	Reductions	July 31, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	214,566,851	1,824,699,018	1,913,701,058	125,564,811

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$125,564,811	$1,758,120
8. Rate shown is the 7-day yield as of July 31, 2009.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

		Level 2—
	Level 1—	Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$1,342,755,298	$520,774	$1,343,276,072
Loan Participations	—	20,578,860	—	20,578,860
Corporate Bonds and Notes	—	5,114,209	2,056,310	7,170,519
Common Stocks	—	237,962	—	237,962
Investment Company	125,564,811	—	—	125,564,811

Total Assets	$125,564,811	$1,368,686,329	$2,577,084	$1,496,828,224

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,699,895,970)	$1,371,263,413
Affiliated companies (cost $125,564,811)	125,564,811

1,496,828,224
Cash	4,301,022
Receivables and other assets:
Investments sold	23,317,993
Interest, dividends and principal paydowns	5,018,977
Other	1,573,689

Total assets	1,531,039,905

Liabilities
Payables and other liabilities:
Investments purchased	92,688,184
Shares of beneficial interest redeemed	83,320,280
Distribution and service plan fees	165,752
Transfer and shareholder servicing agent fees	153,752
Dividends	146,974
Shareholder communications	124,734
Trustees’ compensation	10,724
Other	1,171,570

Total liabilities	177,781,970

Net Assets	$1,353,257,935

Composition of Net Assets
Par value of shares of beneficial interest	$188,433
Additional paid-in capital	2,130,645,508
Accumulated net investment loss	(645,009)
Accumulated net realized loss on investments	(448,298,440)
Net unrealized depreciation on investments	(328,632,557)

Net Assets	$1,353,257,935

F15 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $575,490,335 and 80,176,659 shares of beneficial interest outstanding)	$7.18
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$7.44

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $98,996,600 and 13,787,593 shares of beneficial interest outstanding)	$7.18

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $670,263,598 and 93,280,683 shares of beneficial interest outstanding)	$7.19

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $8,507,402 and 1,187,646 shares of beneficial interest outstanding)	$7.16
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2009

Investment Income
Interest (net of foreign withholding taxes of $87,297)	$124,945,360
Dividends from affiliated companies	1,758,120
Other income	1,731,311

Total investment income	128,434,791

Expenses
Management fees	9,495,783
Distribution and service plan fees:
Class A	1,581,450
Class B	796,344
Class C	5,297,918
Transfer and shareholder servicing agent fees:
Class A	859,955
Class B	254,210
Class C	860,725
Class Y	10,073
Shareholder communications:
Class A	164,912
Class B	65,946
Class C	190,692
Class Y	1,436
Borrowing fees	8,796,772
Interest expense	1,030,744
Custodian fees and expenses	411,965
Trustees’ compensation	44,068
Other	208,268

Total expenses	30,071,261
Less waivers and reimbursements of expenses	(686,152)

Net expenses	29,385,109

Net Investment Income	99,049,682

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(173,254,728)
Swap contracts	13,230,556

Net realized loss	(160,024,172)
Net change in unrealized depreciation on investments	(109,660,670)

Net Decrease in Net Assets Resulting from Operations	$(170,635,160)

See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2009	2008

Operations
Net investment income	$99,049,682	$188,560,668
Net realized loss	(160,024,172)	(205,181,855)
Net change in unrealized depreciation	(109,660,670)	(55,822,438)

Net decrease in net assets resulting from operations	(170,635,160)	(72,443,625)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(54,943,286)	(83,437,263)
Class B	(8,689,380)	(12,962,980)
Class C	(58,465,786)	(89,596,911)
Class Y	(650,186)	(1,637,663)

	(122,748,638)	(187,634,817)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(152,677,258)	(493,999,831)
Class B	(28,919,233)	(78,548,934)
Class C	(163,188,110)	(565,763,057)
Class Y	3,565,150	(52,982,600)

	(341,219,451)	(1,191,294,422)

Net Assets
Total decrease	(634,603,249)	(1,451,372,864)
Beginning of period	1,987,861,184	3,439,234,048

End of period (including accumulated net investment loss of $645,009 and $860,596, respectively)	$1,353,257,935	$1,987,861,184

See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(170,635,160)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(669,685,578)
Proceeds from disposition of investment securities	871,314,331
Short-term investment securities, net	154,325,640
Premium amortization	861,724
Discount accretion	(13,250,812)
Net realized loss on investments	160,024,172
Net change in unrealized depreciation on investments	109,660,670
Decrease in interest receivable	8,225,686
Decrease in receivable for securities sold	32,065,236
Increase in other assets	(1,479,668)
Increase in payable for securities purchased	53,627,875
Decrease in payable for accrued expenses	(621,268)

Net cash provided by operating activities	534,432,848

Cash Flows from Financing Activities
Proceeds from bank borrowings	1,000,000,000
Payments on bank borrowings	(1,000,000,000)
Proceeds from shares sold	110,054,477
Payments on shares redeemed	(594,490,013)
Cash distributions paid	(52,716,513)

Net cash used in financing activities	(537,152,049)
Net decrease in cash	(2,719,201)
Cash, beginning balance	7,020,223

Cash, ending balance	$4,301,022

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $70,260,200.
Cash paid for interest on bank borrowings—$1,030,744.
See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2009	2008	2007		2006	2005

Per Share Operating Data
Net asset value, beginning of period	$8.27	$9.11	$9.54		$9.54	$9.56

Income (loss) from investment operations:
Net investment income[1]	.48	.62	.69		.66	.53
Net realized and unrealized gain (loss)	(.99)	(.85)	(.42)		—	(.02)

Total from investment operations	(.51)	(.23)	.27		.66	.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.61)	(.70)		(.66)	(.53)

Net asset value, end of period	$7.18	$8.27	$9.11		$9.54	$9.54

Total Return, at Net Asset Value[2]	(4.89)%	(2.68)%	2.75%		7.10%	5.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$575,490	$855,905	$1,460,069		$1,513,036	$1,038,746

Average net assets (in thousands)	$624,278	$1,179,865	$1,687,143		$1,292,028	$776,029

Ratios to average net assets:[3]
Net investment income	7.15%	7.11%	7.26%		6.88%	5.63%
Total expenses	1.80%[4]	1.16%[4]	1.07	% [4]	1.11%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.05%	0.97%		0.97%	0.89%

Portfolio turnover rate	51%	50%	105%		104%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2009	1.81%
Year Ended July 31, 2008	1.17%
Year Ended July 31, 2007	1.07%
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER SENIOR FLOATING RATE FUND

Class B Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$8.27	$9.12	$9.54	$9.54	$9.56

Income (loss) from investment operations:
Net investment income[1]	.44	.57	.64	.60	.48
Net realized and unrealized gain (loss)	(.99)	(.87)	(.42)	—	(.02)

Total from investment operations	(.55)	(.30)	.22	.60	.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.55)	(.64)	(.60)	(.48)

Net asset value, end of period	$7.18	$8.27	$9.12	$9.54	$9.54

Total Return, at Net Asset Value[2]	(5.49)%	(3.37)%	2.27%	6.49%	4.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,997	$149,858	$247,726	$318,312	$344,337

Average net assets (in thousands)	$106,162	$201,066	$295,655	$334,997	$327,996

Ratios to average net assets:[3]
Net investment income	6.53%	6.48%	6.71%	6.27%	5.06%
Total expenses	2.44%[4]	1.76%[4]	1.65%[4]	1.68%	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.39%	1.65%	1.55%	1.54%	1.46%

Portfolio turnover rate	51%	50%	105%	104%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2009	2.45%
Year Ended July 31, 2008	1.77%
Year Ended July 31, 2007	1.65%
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended July 31,	2009	2008	2007		2006	2005

Per Share Operating Data
Net asset value, beginning of period	$8.27	$9.12	$9.55		$9.55	$9.57

Income (loss) from investment operations:
Net investment income[1]	.45	.58	.64		.61	.48
Net realized and unrealized gain (loss)	(.98)	(.87)	(.42)		—	(.02)

Total from investment operations	(.53)	(.29)	.22		.61	.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.56)	(.65)		(.61)	(.48)

Net asset value, end of period	$7.19	$8.27	$9.12		$9.55	$9.55

Total Return, at Net Asset Value[2]	(5.22)%	(3.28)%	2.24%		6.56%	4.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$670,264	$976,602	$1,672,484		$1,686,272	$1,350,656

Average net assets (in thousands)	$705,289	$1,365,398	$1,843,725		$1,542,199	$1,065,783

Ratios to average net assets:[3]
Net investment income	6.66%	6.60%	6.76%		6.36%	5.11%
Total expenses	2.28%[4]	1.68%[4]	1.58	% [4]	1.61%	1.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.23%	1.57%	1.48%		1.47%	1.40%

Portfolio turnover rate	51%	50%	105%		104%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2009	2.29%
Year Ended July 31, 2008	1.69%
Year Ended July 31, 2007	1.58%
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER SENIOR FLOATING RATE FUND

Class Y Year Ended July 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$8.25	$9.11	$9.54	$9.54

Income (loss) from investment operations:
Net investment income[2]	.47	.69	.69	.47
Net realized and unrealized gain (loss)	(.96)	(.93)	(.39)	—

Total from investment operations	(.49)	(.24)	.30	.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.60)	(.62)	(.73)	(.47)

Net asset value, end of period	$7.16	$8.25	$9.11	$9.54

Total Return, at Net Asset Value[3]	(4.66)%	(2.78)%	3.14%	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,507	$5,496	$58,955	$1

Average net assets (in thousands)	$7,054	$21,397	$11,372	$1

Ratios to average net assets:[4]
Net investment income	7.34%	7.69%	7.34%	7.33%
Total expenses	1.62%[5]	0.87%[5]	0.82%[5]	0.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	0.76%	0.72%	0.85%

Portfolio turnover rate	51%	50%	105%	104%

1.	For the period from November 28, 2005 (inception of offering) to July 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2009	1.63%
Year Ended July 31, 2008	0.88%
Year Ended July 31, 2007	0.82%
See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Senior Floating Rate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to an early withdrawal charge (“EWC”). Class Y shares are sold to certain institutional investors without either a front-end sales charge or an EWC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at
F24 | OPPENHEIMER SENIOR FLOATING RATE FUND

the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and
F25 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning the Fund may not be able to value them accurately or to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
     As of July 31, 2009, securities with an aggregate market value of $1,363,854,932, representing 100.78% of the Fund’s net assets were comprised of Senior Loans, of which $181,092,577 representing 13.38% of the Fund’s net assets, were illiquid.
Security Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of default.
Information concerning securities in default as of July 31, 2009 is as follows:

Cost	$193,375,150
Market Value	$78,233,181
Market Value as a % of Net Assets	5.78%
F26 | OPPENHEIMER SENIOR FLOATING RATE FUND

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F27 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$3,404,327	$—	$442,005,158	$334,894,748

1.	As of July 31, 2009, the Fund had $285,032,910 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2010	$10,765,372
2011	26,003,298
2014	4,679,034
2015	6,897,861
2016	50,471,975
2017	186,215,370

Total	$285,032,910

2.	As of July 31, 2009, the Fund had $156,972,248 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F28 | OPPENHEIMER SENIOR FLOATING RATE FUND

Accordingly, the following amounts have been reclassified for July 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to	Increase to
Accumulated	Accumulated Net
Net Investment	Realized Loss
Loss	on Investments

$23,914,543	$23,914,543
The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008 was as follows:

	Year Ended	Year Ended
	July 31, 2009	July 31, 2008

Distributions paid from:
Ordinary income	$122,748,638	$187,634,817
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,831,722,972

Gross unrealized appreciation	$28,477,190
Gross unrealized depreciation	(363,371,938)

Net unrealized depreciation	$(334,894,748)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
F29 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
Each quarter the Fund intends to make a “Repurchase Offer” to repurchase a portion of the Fund’s outstanding shares from shareholders. The Repurchase Offers are designed to provide some liquidity for Fund investors who wish to sell some or all of their shares. The Fund has adopted the following fundamental policies concerning periodic repurchase offers:
•	The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act of 1940 (as that rule may be amended from time to time).
F30 | OPPENHEIMER SENIOR FLOATING RATE FUND

•	Repurchase offers shall be made at periodic intervals of three months between repurchase request deadlines. The deadlines will be at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund’s Board of Trustees.

•	The repurchase pricing date for a particular Repurchase Offer shall be not more than 14 days after the repurchase request deadline for the repurchase offer. If that day is not a regular business day, then the repurchase pricing date will be the following business day.
     Each quarter, the Fund’s Board will determine the number of shares that the Fund will offer to repurchase in a particular Repurchase Offer. The Repurchase Offer amount will be at least 5% but not more than 25% of the total number of shares of all classes of the Fund (in the aggregate) outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the shares outstanding on the repurchase request deadline.
For the year ended July 31, 2009, the Fund extended four Repurchase Offers:

	Percentage of	Amount of
Repurchase	Outstanding Shares	Shares the	Number of
Request	the Fund Offered	Fund Offered	Shares Tendered
Deadlines	to Repurchase	to Repurchase	(all classes)

July 31, 2009	25%	47,108,145	11,956,184
April 30, 2009	25	48,684,926	14,135,596
January 31, 2009	25	50,760,606	19,458,997
October 31, 2008	25	53,470,898	32,460,440
The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 903,615,584 shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2009		Year Ended July 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	9,559,637	$64,056,950	18,699,923	$165,087,834
Dividends and/or distributions reinvested	4,741,412	30,167,213	5,377,747	47,058,278
Repurchased	(37,678,824)	(246,901,421)	(80,733,823)	(706,145,943)

Net decrease	(23,377,775)	$(152,677,258)	(56,656,153)	$(493,999,831)

Class B
Sold	859,925	$5,624,400	1,321,372	$11,645,785
Dividends and/or distributions reinvested	940,294	5,977,025	1,021,712	8,931,096
Repurchased	(6,140,028)	(40,520,658)	(11,386,852)	(99,125,815)

Net decrease	(4,339,809)	$(28,919,233)	(9,043,768)	$(78,548,934)

F31 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended July 31, 2009		Year Ended July 31, 2008
	Shares	Amount	Shares	Amount

Class C
Sold	4,977,378	$32,700,236	11,994,062	$106,635,301
Dividends and/or distributions reinvested	5,339,319	33,977,948	6,165,709	54,027,718
Repurchased	(35,077,955)	(229,866,294)	(83,414,228)	(726,426,076)

Net decrease	(24,761,258)	$(163,188,110)	(65,254,457)	$(565,763,057)

Class Y
Sold	1,172,532	$7,672,891	844,888	$7,405,482
Dividends and/or distributions reinvested	22,009	138,014	144,647	1,308,214
Repurchased	(672,821)	(4,245,755)	(6,796,675)	(61,696,296)

Net increase (decrease)	521,720	$3,565,150	(5,807,140)	$(52,982,600)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended July 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$669,685,578	$871,314,331
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2009, the Fund paid $2,030,319 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event
F32 | OPPENHEIMER SENIOR FLOATING RATE FUND

that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Board of Trustees has currently set that fee rate at 0.50% of average annual net assets of the respective class per year under each plan but may increase it up to 0.75% in the future. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class B	$6,759,381
Class C	41,641,102
F33 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and EWC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the EWC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Early	Early	Early
	Front-End	Withdrawal	Withdrawal	Withdrawal
	Sales Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 31, 2009	$52,800	$34,185	$184,362	$35,433
Waivers and Reimbursements of Expenses. From January 1, 2006 until November 30, 2008, the Manager voluntarily agreed to reduce its management fees by 0.10% of average annual net assets. As a result of this agreement, the Fund was reimbursed $595,657 for the year ended July 31, 2009. Effective December 1, 2008, the Manager terminated this voluntary waiver.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended July 31, 2009, the Manager waived $90,495 for IMMF management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
F34 | OPPENHEIMER SENIOR FLOATING RATE FUND

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to
F35 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued
market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
If a contingent feature would have been triggered as of July 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.
Swap Contracts. The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk).
F36 | OPPENHEIMER SENIOR FLOATING RATE FUND

Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).
The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
As of July 31, 2009, the Fund had no such credit default swap agreements outstanding.
F37 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Illiquid Securities
As of July 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Loan Commitments
Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $5,856,809 at July 31, 2009. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the market value of unfunded loan commitments. At July 31, 2009, these commitments have a market value of $6,009,234 and have been included as Corporate Loans in the Statement of Investments.
8. Borrowings
The Fund can borrow money from banks in an amount up to one third its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund may borrow if necessary to obtain short-term credit to allow it to repurchase shares during Repurchase Offers, to manage cash flows, and to fund additional purchase commitments under Senior Loans. The Fund may also borrow to acquire additional investments (a technique known as “leverage”). The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.437% as of July 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2009 date equal 0.68% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notification.
F38 | OPPENHEIMER SENIOR FLOATING RATE FUND

Details of the borrowings for the year ended July 31, 2009 are as follows:

Average Daily Loan Balance	$32,073,973
Average Daily Interest Rate	3.155%
Fees Paid	$10,119,720
Interest Paid	$1,030,744
As of July 31, 2009, the Fund had no such borrowings outstanding.
9. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 17, 2009, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
10. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor — excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the
F39 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
10. Pending Litigation Continued
Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F40 | OPPENHEIMER SENIOR FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Senior Floating Rate Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 31, 2009, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Oppenheimer Senior Floating Rate Fund for the years ended prior to August 1, 2008 were audited by other auditors whose report dated September 12, 2008 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Senior Floating Rate Fund as of July 31, 2009, the results of its operations, changes in its net assets, cash flows and the financial highlights for year then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 17, 2009
F41 | OPPENHEIMER SENIOR FLOATING RATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends, paid by the Fund during the fiscal year ended July 31, 2009 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended July 31, 2009 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2009, $106,068,067 or 86.41% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
17 | OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding — Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
18 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 72	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

George C. Bowen, Trustee (since 1999) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Trustee (since 1999) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Trustee (since 1999) Age: 67	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex.

Sam Freedman, Trustee (since 1999) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.
19 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Richard F. Grabish, Trustee (since 2008) Age: 60	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 16 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Trustee (since 2005) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Trustee (since 2005) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Trustee (since 2000) Age: 67	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex.
20 | OPPENHEIMER SENIOR FLOATING RATE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey, Wixted and Ms. Hui, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Margaret Hui, Vice President and Portfolio Manager (since 1999) Age: 50	Vice President of the Manager (since February 2005); Assistant Vice President of the Manager (October 1999-February 2005). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President and Portfolio Manager (since 1999) Age: 45	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Vice President of the Manager (since December 2000) and a CFA; Assistant Vice President of the Manager (December 1996 to November 2000); a high yield bond analyst of the Manager (January 1995 to December 1996). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.
21 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
22 | OPPENHEIMER SENIOR FLOATING RATE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements was KPMG LLP for 2009 and Deloitte and Touche LLP for 2008. KPMG billed $50,200 in fiscal 2009 and Deloitte and Touche billed $50,450 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,632 in fiscal 2009 and $1,342 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $271,540 in fiscal 2009 and $250,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, agreed upon procedures and professional services for FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,426 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Preparation and filing tax returns.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $281,598 in fiscal 2009 and $251,342 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a) Not applicable.
b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semiannual reports.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
The Fund’s portfolio is managed by Joseph Welsh and Margaret Hui who are primarily responsible for the day-to-day management of the Fund’s investments.
Mr. Welsh has been a manager of the Fund’s portfolio since September 1999.  Mr. Welsh has been head of the Manager’s High Yield Corporate Debt Team since April 2009, Vice President of the Manager since December 2000 and is a Chartered Financial Analyst.  He was an Assistant Vice President of the Manager from December 1996 to November 2000 and a high yield bond analyst of the Manager from January 1995 to December 1996.
Ms. Hui has been a portfolio manager of the Fund since October 1999, a Vice President of the Fund since August 2007 and a Vice President of the Manager since February 2005.  Ms. Hui was an assistant Vice President of the Fund from October 1999 to August 2007 and was an Assistant Vice President of the Manager from October 1999 to February 2005.
In addition to managing the Fund’s investment portfolio, each Portfolio Manager also manages other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by each Portfolio Manager as of July 31, 2009. No account has a performance-based advisory fee:

Total
Assets in
		Total Assets in	Other	Other		Total
	Registered	Registered	Pooled	Pooled		Assets
	Investment	Investment	Investment	Investment	Other	in Other
Portfolio	Companies	Companies	Vehicles	Vehicles	Accounts	Accounts
Manager	Managed	Managed[1]	Managed	Managed[1]	Managed	Managed[2]
Joseph Welsh	5	$13,461	None	None	None	None
Margaret Hui	1	$1,031	2	$475	None	None

1. In millions.
2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.
As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Fund’s investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.
The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts interests with the success of the funds and accounts and their shareholders. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of July 31, 2009 the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.
To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper – Loan Participation Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

As of July 31, 2009 each Portfolio Manager beneficially owned shares of the Fund as follows:

Range of Shares Beneficially
Portfolio Manager	Owned in the Fund
Joseph Welsh	None
Margaret Hui	None
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

Total Number of
Shares Purchased as
			Part of Publicly	Maximum Number of Shares
	Total Number of	Average Price	Announced Plans or	that May Yet Be Purchased
Period	Shares Purchased	Paid per Share	Programs	Under the Plans or Programs
April 1, 2009 through April 30, 2009[1]	Class A – 7,218,287	Class A - $6.51	Class A – 7,218,287	0
	Class B – 829,972	Class B - $6.15	Class B – 829,972
	Class C – 5,617,147	Class C - $6.15	Class C – 5,617,147
	Class Y – 470,189	Class Y - $6.14	Class Y – 470,189

July 1, 2009 through July 31, 2009[2]	Class A – 6,637,925	Class A - $7.18	Class A – 6,637,925	0
	Class B – 750,760	Class B - $7.18	Class B – 750,760
	Class C – 7,508,389	Class C - $7.19	Class C – 7,508,389
	Class Y – 59,108	Class Y - $7.16	Class Y – 59,108

Total	Class A – 13,856,212	—	Class A – 13,856,212	0
	Class B – 1,580,732		Class B – 1,580,732
	Class C – 13,125,536		Class C – 13,125,536
	Class Y – 529,297		Class Y – 529,297

Footnotes

1 —	Date repurchase offer was announced: April 1, 2009 The share amount approved: up to twenty five percent (25%) of the aggregate of the Fund’s issued and outstanding Class A, Class B, Class C and Class Y shares of beneficial interest – 208,784,537 The expiration date of the repurchase offer: on or before the close of the New York Stock Exchange on April 30, 2009

2 —	Date repurchase offer was announced: July 1, 2008 The share amount approved: up to twenty five percent (25%) of the aggregate of the Fund’s issued and outstanding Class A, Class B, Class C and Class Y shares of beneficial interest – 200,164,437
The expiration date of the repurchase offer: on or before the close of the New York Stock Exchange on July 31, 2009

Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Senior Floating Rate Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 09/11/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 09/11/2009

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 09/11/2009